SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission Only
                                      (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-12

                                SFB Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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

                         [SFB Bancorp, Inc. Letterhead]






March 30, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFB Bancorp, Inc.(the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 3, 2000, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crisp Hughes Evans LLP, certified public accountants, will be present to respond to any questions you may have.

         You will be asked to elect two directors and to ratify the appointment of Crisp Hughes Evans LLP, the Company's independent accountants for the fiscal year 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                               Sincerely,


                                               /s/Peter W. Hampton
                                               ---------------------------------
                                               Peter W. Hampton
                                               President

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 3, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFB Bancorp, Inc. (the "Company"), will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 3, 2000, at 2:00 p.m. for the following purposes:

1.   To elect two directors of the Company; and

2. To ratify the appointment of Crisp Hughes Evans LLP, as independent accountants of the Company for the fiscal year ending December 31, 2000;

all as set forth in this Proxy Statement accompanying this Notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 15, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 1999 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/Peter W. Hampton, Jr.
                                     -------------------------------------------
                                     Peter W. Hampton, Jr.
                                     Secretary

Elizabethton, Tennessee
March 30, 2000


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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
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                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 3, 2000
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 3, 2000, 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 30, 2000.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 15, 2000 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 639,417 shares of Common Stock issued and outstanding.

         The charter of the Company ("Charter") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Charter and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Charter), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Charter, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent accountants as set forth in Proposal 2, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at that date.


                                                                   Percent of Shares
                                            Amount and Nature of    of Common Stock
Name and Address of Beneficial Owner        Beneficial Ownership      Outstanding
------------------------------------        --------------------      -----------

Security Federal Bank
Employee Stock Ownership Plan ("ESOP")
632 East Elk Avenue
Elizabethton, Tennessee 37643                   60,912(1)                   9.5%

Peter W.  Hampton
632 East Elk Avenue
Elizabethton, Tennessee 37643                   49,404(2)                   7.6%

Malta Hedge Fund II, L.P.
Malta Hedge Fund, L.P.
Malta Partners II, L.P.
Malta Partners, L.P.
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
Mr. Terry Maltese
712 Fifth Avenue, 22nd Floor
New York, New York 10019                        69,000(3)                  10.8%

Mr. Jeffrey L. Gendell
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019                        40,400(4)                   6.3%

All directors and executive officers of the
Company as a group (7 persons)                 102,711(5)                  15.5%

----------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of non-employee directors Donald W. Tetrick, John R. Crockett, Jr. and Julian T. Caudill to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 20,297 shares have been allocated under the ESOP to participant accounts.

(footnotes continued on next page)
                                       3

(2) Includes 8,590 shares that may be purchased through the stock option plan within 60 days of the Record Date. Excludes 17,028 restricted stock plan shares which Mr. Hampton serves as a member of the restricted stock plan trust. Mr. Hampton disclaims beneficial ownership to such shares.
(3) The information as to Malta Hedge Fund II, L.P. ("MHF II"), Malta Hedge Fund, L.P. ("MHF), Malta Partners II, L.P. ("MP II"), Malta Partners, L.P. ("MPLP"), Sandler O'Neill Asset Management, LLC ("Sandler O'Neill"), SOAM Holdings, LLC ("SOAM"), and Terry Maltese ("Maltese") is derived from an amended Schedule 13D, dated January 11, 1999, which states that as of December 1, 1998, MHF II, MHF, MP II, MPLP, Sandler O'Neill, SOAM, and Maltese had shared voting and shared dispositive power with respect to 6,120 shares, 19,380 shares, 9,760 shares, 33,740 shares, 69,000 shares,
     69,000 shares, and 69,000 shares respectively. The amended Schedule 13D also states that HF II, MHF, MP II, and MHLP, each have the power to dispose of and to vote the stock beneficially owned by it, which power may be exercised by its general partner, Holdings. Holdings is a party to a management agreement with SOAM pursuant to which SOAM shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings. Mr. Maltese, as President and Managing member of Holdings and SOAM, shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings and SOAM. Holdings, SOAM and Maltese disclaims direct ownership of the Common Stock.
(4) The information as to Jeffrey L. Gendell, Tontine Management, L.L.C., Tontine Financial Partners, L.P., (the "Reporting Group") is derived from a
     Schedule 13D filed on February 14, 2000, filed by the Reporting Group, which states that as of February 11, 2000, that the Reporting Group each had shared voting and shared dispositive power with respect to 40,400 shares.
(5) Includes options to purchase 24,697 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1998 Stock Option Plan (the "1998 Stock Option Plan"). Excludes 17,028 shares of Common Stock previously awarded under the Bank's Restricted Stock Plan ("RSP") which are subject to forfeiture and for which the individuals in the group exercise no voting control and also excludes 54,218 shares held by the ESOP (60,912 shares minus 6,694 shares allocated to executive officers), over which certain directors, by their position as either a member of the ESOP Committee, ESOP trust or RSP trust, exercise shared voting and investment power. Such individuals serving either as a member of the ESOP Committee, ESOP trust, or RSP trust disclaim beneficial ownership with respect to such shares. See "Proposal 1 - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 1999 fiscal year. With the exception of Mr. Terry Maltese (together with Malta Hedge Funds, Malta Partners, Sandler O'Neill Partners, and Soam Holdings, as shown in the "Principal Holders" table), the Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

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                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Charter requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members, each of whom also serves as a director of Security Federal Bank (the "Bank"). Two directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         Peter W. Hampton, Jr. and Donald Tetrick (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Principal Holders."


                                                                                      Shares of Common
                                                                                           Stock
                                                                                        Beneficially
                                                       Year First        Current         Owned as of
                                                       Elected or        Term to          March 15,        Percent
Name and Title                            Age(1)      Appointed(2)       Expire            2000 (3)         Owned
--------------                            ------      ------------       ------            -------          -----

BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Peter W. Hampton, Jr.
Secretary, Treasurer and  Director          49            1994            1999            26,034(4)             4.0%

Donald W. Tetrick
Director                                    84            1963            1999             6,316(4)             1.0%

DIRECTORS CONTINUING IN OFFICE

John R. Crockett, Jr.
Director                                    79            1963            2000             3,321(4)              --%(5)

Julian T. Caudill
Vice President and Director                 81            1963            2000             8,221(4)             1.3%

Michael L. McKinney
Director                                    41            1999            2001               500                 --%(5)

Peter W. Hampton
President and Director                      80            1963            2001            49,490(4)             7.6%

-----------------------------------

(1)  At December 31, 1999.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts listed include shares of Common Stock that the following persons have the right to acquire within 60 days of the Record Date: Peter
     W. Hampton, Jr. 7,976, Donald W. Tetrick 2,300, John R. Crockett, Jr. 2,300, Julian T. Caudill 2,300, and Peter W. Hampton, 8,590.
(4) Excludes 60,912 shares of Common Stock under the ESOP (except Messrs. Hampton and Hampton, Jr.) and 17,028 RSP shares for which such individual serves as a member of the ESOP Committee, ESOP trust and RSP trust. For
     Messrs. Hampton and Hampton, Jr. each excludes 17,028 RSP shares. The individuals either serving as members of the ESOP Committee, ESOP trust or RSP trust, disclaim beneficial ownership to such shares.
(5)  Less than 1.0% of Common Stock outstanding.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                           Age as of
Name                   December 31, 1999    Positions Held With the Company
----                   -----------------    -------------------------------

Peter W. Hampton              80            President and Director

Peter W. Hampton, Jr.         49            Secretary, Treasurer and Director

Julian T. Caudill             81            Vice President

Bobby K.S. Hyatt              31            Principal Accounting Officer


Biographical Information

      Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. Except as noted, all directors of the Bank in March, 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Director and Executive Officer Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Julian T. Caudill has been a member of the Board of Directors of the Bank since 1963. Mr. Caudill is a retired pharmacist. He is a member of the Elizabethton Rotary Club and the American Cancer Society. On April 29, 1999, Mr. Caudill was appointed Vice President of the Company and the Bank.

         John R. Crockett, Jr. has been a member of the Board of Directors of the Bank since 1963. Mr. Crockett is a retired realtor.

         Peter W. Hampton has been the President and a member of the Board of Directors of the Bank since 1963. Mr. Hampton is a member of the Elizabethton/Carter County Economic Development Commission and the Carter County Chamber of Commerce. Mr. Hampton is the father of Peter W. Hampton, Jr.

         Peter W. Hampton, Jr. has been a member of the Board of Directors of the Bank since 1994 and has served as Vice Chairman of the Board of the Bank since December 1996. Since 1977, Mr. Hampton has been an attorney in the law firm of Hampton & Street and has been employed as our General Counsel since 1994. Mr. Hampton, Jr. is the son of Peter W. Hampton.

         Michael L. McKinney was appointed to the Board of the Directors of the Bank and the Company on March 17, 1999. Since 1983, Mr. McKinney has been a self employed general contractor in Elizabethton, Tennessee.

         Donald W. Tetrick has been Chairman of the Bank's Board of Directors since 1963. Mr. Tetrick is a member of the Elizabethton Kiwanis Club, the Carter County Chamber of Commerce and a member of the Board of Directors of First United Methodist Church. Mr. Tetrick is also a retired funeral home director.

Executive Officer who is not a Director

         Bobby K.S. Hyatt has been the Principal Accounting Officer of the Company since 1997 and an Assistant Vice President of the Bank since 1995. Prior to that he was an accountant with the firm of T. Alan Walls, C.P.A., P.C. and prior to that he was employed by the Bank. He received his certified public accountant designation in 1993. Mr. Hyatt is a member of the board of directors of the Elizabethton Kiwanis Club.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1999, the Board of Directors held a total of 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the year ended December 31, 1999. In addition to other committees, as of December 31, 1999, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's bylaws. The Nominating Committee, which is not a standing committee, met once during the 1999 fiscal year.

         The Compensation and Benefits Committee is comprised of the entire Board of Directors. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met three times during the 1999 fiscal year.

         The Audit Committee is comprised of Directors  Donald W. Tetrick,  John
R. Crockett, Jr. and Julian T. Caudill. This standing committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met two times during the 1999 fiscal year

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each of the directors is paid a monthly fee of $600. Additionally, each director is also a member of the Executive/Loan Committee and receives a fee of $35 per meeting attended. Total aggregate fees paid to the directors for the year ended December 31, 1999 were $52,505.

         Under the 1998 Stock Option Plan, each non-employee director was granted, effective June 1, 1998 (the "effective date of grant"), options to purchase 5,752 shares of Common Stock. Messrs. Hampton and Hampton, Jr. received options to purchase 21,476 and 19,942 shares of Common Stock, respectively. The exercise price of the options was the fair market value of the Company's Common Stock on the date of grant. Of the options granted, 20% were exercisable on the effective date of grant and the remaining options are exercisable at the rate 20% per year commencing from the effective date of grant. The options granted to each director shall become immediately exercisable in the event of death, disability or retirement of a director, change in control of the Company or Bank.

         Under the RSP, each non-employee director was awarded, effective June 1, 1998 (the "effective date of grant"), 2,301 shares of Common Stock. Messrs. Hampton and Hampton, Jr. were awarded 9,204 and 7,363 shares of Common Stock, respectively. All directors will earn shares awarded to them at the rate of 20% per year, commencing from the effective date of grant. Awards of restricted stock to each director shall be immediately non-forfeitable in the event of death, disability or retirement of a director, or change in control of the Company or Bank. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus that exceeded $100,000 for services rendered for the years presented.

                                                                                        Long-Term
                                                                                       Compensation
                                             Annual Compensation                           Awards
                                    ---------------------------------------     ---------------------------
                                                                                                 #Securities
                                                                                  Restricted      Underlying                All
Name and                   Fiscal                              Other Annual         Stock          Options/               Other
Principal Position          Year    Salary($)    Bonus($)    Compensation(1)     Award(s) (2)      SARs (3)       Compensation($)
-------------------         ----    ---------    --------    ---------------     ------------   ------------      ---------------
Peter W. Hampton            1999      80,000      22,000          10,597                --              --            12,830(4)
President                   1998      80,000      22,000          10,307          $153,615          21,476            14,940
                            1997      77,295      24,000          10,238                --              --            13,542

-------------------------------
(1) Consists of director and committee fees of $8,880, and $1,717 for health, life and disability insurance premiums paid on behalf of the named executive officer in 1999; consists of $8,880 director and committee fees and $1,427 health, life and disability insurance premiums in 1998; and $8,715 and $1,523 for these fees and premiums in 1997.
(2) Represents the award of 9,204 shares of Common Stock under the RSP as of June 1, 1998 on which date the market price of such stock was $16.69 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on June 1, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 1999, 5,522 shares with a market value of $60,742 at such date (based upon the closing price of $11.00 per share at such date) remain unvested.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on June 1, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $16.69. See "-- Stock Awards."
(4) Consists of 1,283 shares ($12,830) of stock allocated under the ESOP, with an aggregate market value of $14,113 at December 31, 1999.

Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Mr. Hampton and held by him as of December 31, 1999. The Company has not granted to Mr. Hampton any stock appreciation rights ("SARs").

                        Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                        ---------------------------------------------------------------------------------
                                                                             Number of Securities
                                                                            Underlying Unexercised        Value of Unexercised
                                                                               Options/SARs at         In-The-Money Options/SARs
                              Shares Acquired                                     FY-End (#)                 at FY-End ($)
          Name                on Exercise (#)      Value Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
------------------------      ---------------      --------------------   -------------------------   ----------------------------

Peter W. Hampton                    0                       0                   8,590 / 12,886                  $ 0 / $0

--------------------------
(1) Based upon an exercise price of $16.69 per share and estimated price of $11.00 at December 31, 1999.

         Employment Agreement. The Bank entered into an employment agreement with Peter W. Hampton, President of the Bank ("Agreement"). Mr. Hampton's base salary under the Agreement is $73,614. The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Hampton without just cause, Mr. Hampton will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the Bank, Mr. Hampton will be paid a lump sum amount equal to 2.99 times his five year average annual taxable compensation. If such payments had been made under the Agreement as of December 31, 1999, such payments would have equaled approximately $299,000. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Hampton shall become disabled during the term of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

         Peter W. Hampton, Jr., is a partner of the law firm of Hampton & Street in Elizabethton, Tennessee. The Bank retains the services of Mr. Hampton's firm, and the firm performs certain legal work for the Bank. Fees paid to the law firm by the Bank's borrowers for services performed on the Bank's behalf was approximately $64,000 for the 1999 fiscal year.

--------------------------------------------------------------------------------
             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Crisp Hughes Evans LLP, was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with Crisp Hughes Evans LLP to be its accountants for the fiscal year ended December 31, 2000, subject to ratification by the Company's stockholders. A representative of Crisp Hughes Evans LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

Ratification of the appointment of the accountants requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crisp Hughes Evans LLP, as the Company's accountants for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 632 East Elk Avenue, Elizabethton, Tennessee 37564, on or before November 29, 2000. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than March 3, 2001.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------
A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFB BANCORP, INC., 632 EAST ELK AVENUE, ELIZABETHTON, TENNESSEE 37643.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/Peter W. Hampton, Jr.
                                      ------------------------------------------
                                      Peter W. Hampton, Jr.
                                      Secretary

Elizabethton, Tennessee
March 30, 2000

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 3, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SFB Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 3, 2000, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR       WITHHELD
                                                     -----      --------

1.       To elect as directors the nominees           [ ]          [ ]
         listed below (except as marked to the
         contrary below):

         Peter W. Hampton, Jr.
         Donald W. Tetrick

         (Instruction:  To  withhold  authority  to  vote   for  any  individual
         nominee, write that nominee's name on the space provided below)

         -----------------------------------------------------------------------

                                                    FOR     AGAINST    ABSTAIN
                                                    ---     -------    -------

2.       To ratify the appointment of               [ ]       [ ]       [ ]
         Crisp Hughes Evans LLP as independent
         accountants of SFB Bancorp, Inc.for the
         fiscal year ending December 31, 2000.


         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 30, 2000 and the 1999 Annual Report.

Please check the box if you are planning to attend the meeting.  [ ]


Dated:                   , 2000
       ------------------



-------------------------                   ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



-------------------------                   ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------